UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

SRKP 15, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52931	20-8057512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4737 North Ocean Drive, Suite 207
Lauderdale by the Sea, FL 33308

(Address of principal executive offices and Zip Code)

(310) 203-2902

(Registrant’s telephone number, including area code)

None.

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 28, 2008, SRKP 15, Inc. (the “Company”) sold an aggregate of 2,300,000 shares of its common stock, par value $.0001 per share (the “Common Stock”) to three accredited investors for aggregate proceeds equal to $3,241.08. The Company sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). As of the date hereof, the Company has 9,396,390 shares of Common Stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2008	SRKP 15, INC.

By: /s/ Richard Rappaport Name: Richard Rappaport Title: President